EXHIBIT 32(b)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Liz Claiborne, Inc. (the "Company") on Form 10-Q for the period ending April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Scarpa, Senior Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Michael Scarpa
                                       -------------------------
                                       Michael Scarpa
                                       Senior Vice President, Chief Financial
                                       Officer

                                       Date: May 10, 2005
                                             ----------------

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to Liz Claiborne, Inc. and will be retained by Liz Claiborne, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.